FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-4
1.	Must have at least two ratings, at least one by S&P or Moodys Rated by Both

2.	Negative amortization loans as a percentage of the entire pool None

3.	Simultaneous seconds (silent seconds) as a percentage of the entire pool*: 45.00%

4.	Percentage of investment property cash-outs as a percentage of the entire pool: 1.86%

5.	Loans that are Investment Property in Florida & Las Vegas as a percentage of the entire pool: 0.29% (FL), 0.03% (Las Vegas)

6.	Non-zero DTI ratio 43.14%

7.	Basic Fixed Rate Mortgages stratification if not included in the term sheet: See Attachment

8.	Basic Adjustable Rate Mortgage stratification if not included in the term sheet See Attachment

9.	Basic Fixed, ARM, IO, Investment stratification if there any IO loans if not included in the term sheet See Attachment

10.	Basic MI stratification if MI is used See Attachment

11.	Excel matrices of the following See Matrices Tab

12.	List of states and percentage of each state in that pool for the following, if not included in the term sheet See Term Sheet for Aggregate, See States Tab for IO,ARM,Fixed States

13.	Break out of ARMs in the following format with weighted average Teaser, Margin, Caps, LTV, FICO: See Replines Tab

*	% of Loans with silent seconds
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

1. Aggregate

Aggregate	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.41%	0.16%	0.36%	0.57%	0.72%	0.69%	0.35%	0.43%	0.24%	0.08%	0.08%	0.11%
65.01 - 70.00	0.00%	0.22%	0.36%	0.27%	0.48%	0.34%	0.53%	0.40%	0.29%	0.27%	0.05%	0.13%	0.06%
70.01 - 75.00	0.00%	0.57%	0.41%	0.40%	0.49%	0.25%	0.25%	0.70%	0.31%	0.44%	0.11%	0.10%	0.19%
75.01 - 78.00	0.00%	0.14%	0.10%	0.11%	0.04%	0.17%	0.08%	0.28%	0.14%	0.18%	0.04%	0.03%	0.02%
78.01 - 80.00	0.00%	0.59%	0.85%	0.74%	1.25%	4.19%	4.60%	8.83%	9.47%	7.50%	5.86%	5.00%	6.51%
80.01 - 85.00	0.00%	0.44%	0.66%	0.56%	1.04%	0.99%	0.89%	1.12%	0.88%	0.59%	0.53%	0.22%	0.40%
85.01 - 90.00	0.00%	0.03%	0.12%	0.57%	1.12%	1.67%	2.13%	1.78%	1.15%	1.12%	0.90%	0.71%	0.80%
90.01 - 95.00	0.00%	0.00%	0.00%	0.02%	0.25%	0.18%	1.46%	0.63%	0.58%	0.42%	0.28%	0.22%	0.20%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.12%	1.16%	1.47%	1.10%	0.97%	0.86%	1.11%

Total:	0.00%	2.40%	2.66%	3.04%	5.23%	8.52%	10.76%	15.24%	14.72%	11.87%	8.83%	7.34%	9.40%

2. ARM-Purchase

ARM-Purchase	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.00%	0.00%	0.00%	0.02%	0.07%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
65.01 - 70.00	0.00%	0.00%	0.05%	0.03%	0.05%	0.08%	0.11%	0.14%	0.08%	0.00%	0.00%	0.00%	0.00%
70.01 - 75.00	0.00%	0.08%	0.08%	0.02%	0.10%	0.04%	0.08%	0.20%	0.08%	0.07%	0.10%	0.05%	0.04%
75.01 - 78.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.00%	0.13%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.07%	0.37%	0.22%	0.72%	5.07%	5.96%	13.56%	14.22%	11.63%	9.43%	8.75%	11.56%
80.01 - 85.00	0.00%	0.06%	0.38%	0.45%	0.12%	0.48%	0.07%	0.26%	0.45%	0.14%	0.36%	0.05%	0.35%
85.01 - 90.00	0.00%	0.00%	0.00%	0.50%	0.59%	1.16%	1.70%	1.00%	1.12%	0.79%	0.66%	0.80%	0.77%
90.01 - 95.00	0.00%	0.00%	0.00%	0.04%	0.34%	0.22%	1.51%	0.48%	0.47%	0.46%	0.24%	0.27%	0.19%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.08%	0.00%	0.00%	0.00%	0.10%	0.03%	0.00%

Total:	0.00%	0.21%	0.88%	1.26%	1.94%	7.11%	9.51%	15.69%	16.43%	13.21%	10.90%	9.95%	12.92%

3. ARM-Refi

ARM-Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.00%	0.00%	0.00%	1.46%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

ARM-Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

65.01 - 70.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.46%	0.00%	0.00%	0.00%	0.00%	0.00%
70.01 - 75.00	0.00%	1.46%	0.00%	0.00%	1.82%	0.00%	2.08%	0.00%	0.00%	3.18%	0.63%	0.00%	0.00%
75.01 - 78.00	0.00%	3.32%	2.20%	0.00%	0.00%	0.00%	0.00%	1.22%	0.00%	0.00%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	1.54%	0.67%	0.00%	0.00%	1.01%	7.06%	9.73%	7.78%	3.75%	0.57%	0.00%	4.17%
80.01 - 85.00	0.00%	1.93%	1.04%	2.01%	3.26%	1.28%	4.93%	2.35%	0.00%	0.00%	0.00%	1.39%	0.00%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	1.17%	0.00%	2.53%	7.12%	0.00%	0.00%	0.65%	2.46%	0.00%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.85%	1.63%	1.90%	0.00%	1.79%	1.63%

Total:	0.00%	8.25%	3.91%	2.01%	7.71%	2.29%	16.60%	27.73%	9.40%	8.82%	1.85%	5.64%	5.80%

4. ARM-Cashout Refi

ARM-Cashout Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	1.03%	0.39%	0.85%	1.24%	1.60%	1.76%	0.76%	1.07%	0.49%	0.13%	0.14%	0.14%
65.01 - 70.00	0.00%	0.62%	0.90%	0.65%	1.15%	0.84%	1.19%	0.71%	0.42%	0.42%	0.00%	0.28%	0.00%
70.01 - 75.00	0.00%	1.42%	1.02%	1.07%	1.10%	0.64%	0.44%	1.30%	0.74%	0.96%	0.00%	0.21%	0.28%
75.01 - 78.00	0.00%	0.25%	0.19%	0.24%	0.11%	0.46%	0.19%	0.68%	0.36%	0.27%	0.13%	0.07%	0.00%
78.01 - 80.00	0.00%	1.36%	1.78%	1.73%	2.21%	3.69%	3.23%	3.97%	5.06%	3.41%	2.24%	1.24%	1.24%
80.01 - 85.00	0.00%	1.02%	1.24%	0.86%	2.56%	1.86%	2.10%	2.32%	1.30%	1.30%	0.91%	0.38%	0.47%
85.01 - 90.00	0.00%	0.10%	0.32%	0.88%	2.08%	2.72%	3.28%	3.05%	1.44%	1.78%	1.45%	0.52%	0.98%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.21%	0.17%	1.89%	0.93%	0.67%	0.40%	0.30%	0.08%	0.17%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.04%	0.00%	0.04%	0.00%	0.09%

Total:	0.00%	5.80%	5.84%	6.28%	10.67%	11.98%	14.10%	13.73%	11.09%	9.03%	5.19%	2.91%	3.37%

5. Fixed Purchase

Fixed Purchase	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.09%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.17%	0.00%	0.00%	0.00%
65.01 - 70.00	0.00%	0.00%	0.20%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.22%	0.00%	0.00%	0.00%
70.01 - 75.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.32%	0.00%	0.00%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.10%	0.08%	0.00%	0.14%	2.56%	2.10%	2.30%	3.59%	1.47%	2.12%	0.98%	1.89%
80.01 - 85.00	0.00%	0.06%	0.00%	0.07%	0.00%	0.21%	0.10%	0.00%	0.00%	0.00%	0.21%	0.52%	0.00%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	0.62%	0.35%	0.11%	0.07%	0.66%	0.00%	0.00%	0.61%	0.00%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.13%	0.30%	0.00%	0.44%	0.11%	0.46%	0.06%	0.33%

Fixed Purchase	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.08%	0.88%	13.59%	15.75%	12.48%	10.63%	9.46%	13.39%

Total:	0.00%	0.25%	0.28%	0.07%	0.75%	3.32%	3.49%	16.28%	20.43%	14.46%	13.42%	11.63%	15.61%

6. Fixed-Refi

Fixed-Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.31%	0.00%	0.00%	0.00%
65.01 - 70.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.13%	0.00%	0.00%	0.00%
70.01 - 75.00	0.00%	0.00%	0.00%	2.59%	0.00%	1.42%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.92%
75.01 - 78.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.90%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.03%	5.39%	0.00%	9.23%	2.42%	0.00%	0.00%
80.01 - 85.00	0.00%	1.94%	2.41%	0.00%	3.29%	2.08%	2.33%	10.98%	4.32%	0.00%	0.00%	0.00%	0.00%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	4.13%	8.64%	0.00%	5.30%	2.80%	4.63%	0.00%	0.00%	0.00%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.50%	1.98%	2.96%	1.37%	0.00%	0.00%

Total:	0.00%	1.94%	2.41%	2.59%	7.41%	12.14%	7.27%	25.17%	9.10%	25.26%	3.78%	0.00%	2.92%

7. Fixed-Cashout Refi

Fixed-Cashout Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.73%	0.45%	1.43%	2.29%	2.77%	1.57%	1.62%	1.18%	0.54%	0.86%	0.73%	1.47%
65.01 - 70.00	0.00%	0.00%	0.00%	0.48%	0.87%	0.00%	1.31%	0.74%	2.29%	2.34%	1.25%	0.73%	1.40%
70.01 - 75.00	0.00%	0.00%	0.22%	0.00%	0.67%	0.00%	0.62%	2.54%	0.00%	0.48%	1.31%	0.00%	1.30%
75.01 - 78.00	0.00%	0.22%	0.12%	0.54%	0.00%	0.00%	0.00%	0.00%	0.38%	0.33%	0.00%	0.00%	0.57%
78.01 - 80.00	0.00%	1.09%	0.25%	0.38%	2.01%	2.41%	4.10%	5.91%	2.74%	5.20%	2.95%	1.62%	0.73%
80.01 - 85.00	0.00%	0.15%	0.00%	0.00%	0.30%	1.03%	0.66%	2.14%	4.03%	1.41%	0.00%	0.00%	1.33%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	0.00%	1.34%	1.47%	1.58%	0.30%	1.74%	0.97%	0.86%	1.37%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.12%	1.11%	0.46%	0.19%	0.68%	0.00%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.15%	1.35%	4.17%	2.07%	1.20%	2.03%	0.06%

Total:	0.00%	2.18%	1.04%	2.83%	6.14%	7.54%	9.88%	16.01%	16.20%	14.56%	8.74%	6.64%	8.23%

8. ARM-Owner Occupied

ARM-Owner Occupied	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.44%	0.14%	0.36%	0.56%	0.71%	0.74%	0.33%	0.37%	0.21%	0.05%	0.06%	0.03%
65.01 - 70.00	0.00%	0.27%	0.42%	0.30%	0.53%	0.40%	0.55%	0.42%	0.23%	0.18%	0.00%	0.11%	0.00%
70.01 - 75.00	0.00%	0.68%	0.48%	0.47%	0.55%	0.30%	0.27%	0.62%	0.30%	0.48%	0.07%	0.11%	0.10%
75.01 - 78.00	0.00%	0.16%	0.12%	0.10%	0.05%	0.17%	0.08%	0.34%	0.15%	0.19%	0.05%	0.03%	0.00%
78.01 - 80.00	0.00%	0.65%	0.93%	0.85%	1.34%	4.40%	5.01%	9.84%	10.66%	8.40%	6.48%	5.73%	7.38%
80.01 - 85.00	0.00%	0.50%	0.77%	0.61%	1.22%	1.09%	1.01%	1.06%	0.76%	0.51%	0.34%	0.13%	0.26%
85.01 - 90.00	0.00%	0.04%	0.14%	0.65%	1.22%	1.76%	2.31%	1.75%	0.96%	0.91%	0.87%	0.61%	0.62%
90.01 - 95.00	0.00%	0.00%	0.00%	0.03%	0.30%	0.21%	1.73%	0.72%	0.60%	0.48%	0.26%	0.21%	0.21%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.00%	0.02%	0.00%	0.07%	0.02%	0.04%

Total:	0.00%	2.74%	3.00%	3.37%	5.76%	9.03%	11.76%	15.08%	14.05%	11.35%	8.20%	7.02%	8.64%

9. ARM-Investor

ARM-Investor	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.00%	0.55%	0.00%	0.00%	0.57%	0.48%	0.00%	1.66%	0.00%	0.00%	0.00%	0.64%
65.01 - 70.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.13%	0.00%	0.54%	0.00%	0.00%	0.00%	0.28%	0.00%
70.01 - 75.00	0.00%	0.00%	0.00%	0.00%	0.29%	0.00%	0.00%	1.60%	1.66%	0.61%	0.00%	0.19%	0.99%
75.01 - 78.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.63%	0.00%	0.00%	0.00%	0.23%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.00%	1.65%	0.61%	1.11%	5.02%	1.71%	5.50%	5.92%	2.25%	4.97%	1.12%	5.56%
80.01 - 85.00	0.00%	0.00%	0.32%	1.57%	0.00%	0.47%	0.00%	1.59%	1.13%	2.51%	6.74%	2.04%	3.48%
85.01 - 90.00	0.00%	0.00%	0.00%	0.73%	0.23%	1.04%	2.30%	4.52%	6.25%	6.95%	2.40%	3.01%	4.84%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.64%	0.00%	0.00%	0.53%	0.20%	0.00%

Total:	0.00%	0.00%	2.52%	2.92%	1.62%	7.87%	4.49%	14.39%	16.62%	12.55%	14.65%	6.84%	15.52%

10. ARM-Second Home

ARM-Second Home	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.05%	0.00%	0.00%	0.00%	0.00%
65.01 - 70.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.91%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.00%	0.00%	0.00%	0.00%	7.07%	2.59%	0.00%	0.00%	7.42%	0.00%	5.31%	0.00%

ARM-Second Home	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

80.01 - 85.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.82%	6.61%	2.99%	2.80%	0.00%	0.00%	1.89%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	4.10%	7.00%	7.50%	9.60%	8.55%	5.89%	7.39%	1.16%	7.34%

Total:	0.00%	0.00%	0.00%	0.00%	4.10%	14.07%	12.83%	16.21%	13.59%	16.11%	7.39%	6.47%	9.23%

11. Fixed-Owner Occupied

Fixed-Owner
Occupied	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.32%	0.16%	0.50%	0.80%	0.97%	0.55%	0.50%	0.32%	0.50%	0.30%	0.25%	0.51%
65.01 - 70.00	0.00%	0.00%	0.13%	0.17%	0.31%	0.00%	0.46%	0.26%	0.80%	0.73%	0.31%	0.26%	0.49%
70.01 - 75.00	0.00%	0.00%	0.08%	0.08%	0.09%	0.04%	0.22%	1.10%	0.00%	0.17%	0.00%	0.00%	0.28%
75.01 - 78.00	0.00%	0.08%	0.04%	0.19%	0.00%	0.00%	0.06%	0.00%	0.13%	0.12%	0.00%	0.00%	0.20%
78.01 - 80.00	0.00%	0.45%	0.14%	0.00%	0.79%	2.54%	2.69%	3.76%	3.29%	2.22%	2.47%	1.22%	1.51%
80.01 - 85.00	0.00%	0.06%	0.07%	0.05%	0.21%	0.56%	0.37%	0.86%	1.54%	0.37%	0.14%	0.34%	0.47%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	0.54%	0.90%	0.45%	0.57%	0.23%	0.65%	0.34%	0.34%	0.48%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.09%	0.20%	0.04%	0.68%	0.23%	0.37%	0.28%	0.22%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.64%	9.61%	11.99%	9.11%	7.53%	6.99%	8.92%

Total:	0.00%	0.90%	0.62%	0.98%	2.73%	5.15%	5.63%	16.70%	18.97%	14.10%	11.46%	9.69%	13.07%

12. Fixed-Non-Owner Occupied

Fixed-Non-Owner
Occupied	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.87%	2.57%	0.00%	0.00%	0.00%	0.00%
70.01 - 75.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	4.33%	3.49%	0.00%	0.00%
78.01 - 80.00	0.00%	0.00%	0.00%	0.00%	4.21%	0.00%	0.00%	0.00%	0.00%	0.00%	3.49%	0.00%	7.55%
80.01 - 85.00	0.00%	0.00%	0.00%	3.77%	0.00%	0.00%	6.66%	0.00%	1.49%	11.38%	1.20%	0.00%	0.00%
85.01 - 90.00	0.00%	2.63%	0.00%	0.00%	0.00%	0.00%	0.00%	6.40%	0.00%	3.36%	0.00%	0.00%	0.00%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	1.90%	3.79%	5.59%	11.38%	2.85%	0.00%	10.09%	0.00%

Total:	0.00%	2.63%	0.00%	3.77%	4.21%	1.90%	10.45%	13.86%	15.44%	21.92%	8.18%	10.09%	7.55%

13. Fixed-Second Home

Fixed-Second Home	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	15.46%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	35.75%	0.00%	0.00%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	48.79%	0.00%	0.00%	0.00%

Total:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	64.25%	35.75%	0.00%	0.00%

14. ARM-Full Doc

ARM-Full Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.47%	0.20%	0.44%	0.51%	0.50%	0.87%	0.20%	0.58%	0.33%	0.09%	0.06%	0.00%
65.01 - 70.00	0.00%	0.23%	0.27%	0.46%	0.67%	0.47%	0.53%	0.47%	0.43%	0.19%	0.00%	0.08%	0.00%
70.01 - 75.00	0.00%	0.81%	0.72%	0.63%	0.48%	0.24%	0.27%	0.80%	0.39%	0.41%	0.02%	0.10%	0.04%
75.01 - 78.00	0.00%	0.33%	0.08%	0.22%	0.00%	0.23%	0.12%	0.58%	0.06%	0.29%	0.01%	0.00%	0.00%
78.01 - 80.00	0.00%	0.87%	1.31%	1.26%	1.48%	8.65%	9.45%	8.40%	7.03%	6.09%	3.98%	2.80%	4.63%
80.01 - 85.00	0.00%	0.86%	1.33%	0.71%	0.71%	0.95%	0.84%	1.28%	0.58%	0.58%	0.94%	0.44%	0.28%
85.01 - 90.00	0.00%	0.03%	0.25%	1.44%	2.16%	2.29%	2.62%	2.09%	1.13%	1.39%	0.97%	0.72%	0.74%
90.01 - 95.00	0.00%	0.00%	0.00%	0.06%	0.68%	0.48%	0.80%	0.41%	0.43%	0.21%	0.34%	0.08%	0.14%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.04%	0.00%	0.17%	0.00%	0.00%

Total:	0.00%	3.60%	4.17%	5.21%	6.70%	13.81%	15.51%	14.22%	10.66%	9.49%	6.53%	4.26%	5.83%

15. ARM-Limited

ARM-Limited	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	7.13%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
65.01 - 70.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.69%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
70.01 - 75.00	0.00%	0.00%	0.00%	0.00%	0.00%	6.64%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.00%	4.92%	0.00%	0.00%	6.33%	1.94%	15.07%	0.00%	0.00%	6.94%	14.21%	0.00%
80.01 - 85.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	4.14%	0.00%	0.00%	0.00%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	6.14%	3.23%	0.00%	0.00%	0.00%	7.68%	0.00%	0.00%	0.00%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	8.94%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total:	0.00%	0.00%	4.92%	0.00%	6.14%	16.20%	24.70%	15.07%	0.00%	11.82%	6.94%	14.21%	0.00%

16. ARM-No/Stated Doc

ARM-No
Stated Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.39%	0.13%	0.29%	0.56%	0.84%	0.56%	0.40%	0.34%	0.11%	0.03%	0.06%	0.10%
65.01 - 70.00	0.00%	0.27%	0.49%	0.16%	0.39%	0.33%	0.50%	0.39%	0.07%	0.16%	0.00%	0.14%	0.00%
70.01 - 75.00	0.00%	0.54%	0.28%	0.32%	0.57%	0.25%	0.25%	0.55%	0.33%	0.53%	0.10%	0.13%	0.21%
75.01 - 78.00	0.00%	0.02%	0.14%	0.01%	0.08%	0.17%	0.05%	0.15%	0.21%	0.11%	0.08%	0.05%	0.00%
78.01 - 80.00	0.00%	0.44%	0.66%	0.54%	1.21%	1.44%	1.63%	10.38%	12.85%	9.70%	8.05%	7.43%	9.15%
80.01 - 85.00	0.00%	0.21%	0.33%	0.60%	1.49%	1.14%	1.08%	1.03%	0.95%	0.60%	0.34%	0.03%	0.48%
85.01 - 90.00	0.00%	0.05%	0.05%	0.09%	0.49%	1.40%	2.19%	1.83%	1.32%	0.98%	1.00%	0.71%	0.92%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.18%	0.94%	0.68%	0.63%	0.21%	0.31%	0.24%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.07%	0.00%	0.00%	0.00%	0.00%	0.03%	0.06%

Total:	0.00%	1.93%	2.08%	2.01%	4.80%	5.58%	8.52%	15.66%	16.74%	12.82%	9.80%	8.90%	11.17%

17. Fixed-Full Doc

Fixed-Full Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.00%	0.49%	1.17%	2.22%	2.09%	1.72%	0.47%	1.30%	0.67%	0.00%	0.45%	0.21%
65.01 - 70.00	0.00%	0.00%	0.41%	0.00%	0.96%	0.00%	0.78%	0.69%	1.00%	1.09%	0.00%	0.00%	0.91%
70.01 - 75.00	0.00%	0.00%	0.24%	0.25%	0.27%	0.00%	0.68%	1.85%	0.00%	0.00%	1.05%	0.00%	0.87%
75.01 - 78.00	0.00%	0.00%	0.13%	0.00%	0.00%	0.00%	0.19%	0.00%	0.42%	0.36%	0.00%	0.00%	0.15%
78.01 - 80.00	0.00%	1.20%	0.00%	0.00%	1.71%	7.06%	7.99%	8.18%	7.22%	5.08%	5.57%	1.65%	2.01%
80.01 - 85.00	0.00%	0.48%	0.23%	0.15%	0.32%	1.16%	0.96%	2.62%	4.43%	1.18%	0.44%	0.00%	0.84%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	1.29%	2.91%	1.84%	2.25%	1.89%	1.91%	1.07%	1.12%	0.00%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.27%	0.00%	0.00%	0.00%	0.00%	0.00%	0.34%	0.00%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.16%	0.00%	0.00%	0.00%	0.00%	0.00%	0.98%	0.38%

Total:	0.00%	1.68%	1.52%	1.57%	6.76%	13.66%	14.15%	16.05%	16.26%	10.29%	8.13%	4.55%	5.37%

18. Fixed-Limited Doc

Fixed-Limited Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	3.39%	0.00%	0.00%	0.00%	0.00%	0.00%	10.15%	0.00%	0.00%	0.00%	9.02%	0.00%
75.01 - 78.00	0.00%	0.00%	0.00%	15.68%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	37.74%	0.00%	0.00%	0.00%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	11.82%	0.00%	0.00%	0.00%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.19%	6.02%	0.00%	0.00%	0.00%	0.00%

Total:	0.00%	3.39%	0.00%	15.68%	0.00%	0.00%	0.00%	16.33%	6.02%	49.56%	0.00%	9.02%	0.00%

19. Stated Doc

Fixed-No
Stated Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.38%	0.00%	0.18%	0.13%	0.42%	0.00%	0.41%	0.00%	0.40%	0.42%	0.00%	0.62%
65.01 - 70.00	0.00%	0.00%	0.00%	0.23%	0.00%	0.00%	0.30%	0.06%	0.67%	0.96%	0.61%	0.36%	0.28%
70.01 - 75.00	0.00%	0.00%	0.00%	0.00%	0.21%	0.06%	0.00%	0.72%	0.00%	0.23%	0.17%	0.00%	0.37%
75.01 - 78.00	0.00%	0.11%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.21%
78.01 - 80.00	0.00%	0.09%	0.20%	0.19%	0.35%	0.42%	0.54%	1.62%	1.47%	1.41%	1.04%	0.97%	1.22%
80.01 - 85.00	0.00%	0.00%	0.00%	0.00%	0.15%	0.27%	0.09%	0.36%	0.19%	0.17%	0.00%	0.48%	0.28%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	0.18%	0.06%	0.00%	0.07%	0.04%	0.00%	0.00%	0.48%	0.67%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.28%	0.06%	0.95%	0.33%	0.52%	0.24%	0.31%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.90%	13.34%	16.66%	12.74%	10.53%	9.35%	12.31%

Total:	0.00%	0.58%	0.20%	0.60%	1.02%	1.23%	2.10%	16.64%	19.97%	16.23%	13.29%	11.88%	16.27%

20. ARM-Interest Only

ARM-Interest Only	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

0.01 - 65.00	0.00%	0.00%	0.00%	0.02%	0.38%	0.77%	0.91%	0.30%	0.53%	0.14%	0.06%	0.06%	0.00%
65.01 - 70.00	0.00%	0.00%	0.00%	0.00%	0.37%	0.27%	0.53%	0.55%	0.22%	0.26%	0.00%	0.17%	0.00%
70.01 - 75.00	0.00%	0.00%	0.00%	0.00%	0.28%	0.29%	0.36%	0.93%	0.47%	0.63%	0.10%	0.20%	0.18%
75.01 - 78.00	0.00%	0.00%	0.00%	0.00%	0.08%	0.16%	0.00%	0.36%	0.16%	0.19%	0.04%	0.05%	0.00%
78.01 - 80.00	0.00%	0.00%	0.00%	0.05%	0.71%	3.49%	4.22%	10.88%	12.54%	10.26%	7.71%	7.00%	9.07%

ARM-Interest Only	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+

80.01 - 85.00	0.00%	0.00%	0.00%	0.00%	0.94%	0.99%	1.36%	1.39%	0.87%	0.66%	0.68%	0.32%	0.35%
85.01 - 90.00	0.00%	0.00%	0.00%	0.05%	0.78%	1.35%	1.97%	2.60%	1.10%	1.46%	1.07%	1.09%	0.93%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.17%	0.13%	1.61%	0.69%	0.52%	0.25%	0.29%	0.17%	0.24%

Total:	0.00%	0.00%	0.00%	0.13%	3.72%	7.44%	10.97%	17.71%	16.40%	13.84%	9.96%	9.07%	10.77%

21. Modular Housing
No Modular
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

IO pool

			Percent of
	Number of	Outstanding	Outstanding
	Mortgage	Principal	Principal
Geographic Distribution	Loans	Balance	Balance

Arizona	60	10,326,418.19	2.12
California	1,151	374,525,022.02	76.75
Colorado	60	10,936,346.38	2.24
Connecticut	2	547,500.00	0.11
Florida	86	17,408,991.80	3.57
Hawaii	10	4,758,739.82	0.98
Illinois	100	21,416,557.74	4.39
Indiana	2	436,200.00	0.09
Kansas	4	1,080,460.00	0.22
Michigan	4	611,514.70	0.13
Minnesota	56	10,916,389.30	2.24
Missouri	24	4,678,638.00	0.96
Nevada	54	13,880,849.71	2.84
New Mexico	1	157,020.79	0.03
Oklahoma	3	660,849.05	0.14
Oregon	10	2,315,475.00	0.47
South Carolina	1	103,920.00	0.02
Tennessee	1	126,000.03	0.03
Texas	32	5,213,247.04	1.07
Utah	25	3,553,926.77	0.73
Washington	17	3,803,212.46	0.78
Wisconsin	3	527,798.76	0.11

Total:	1,706	487,985,077.56	100.00

ARM Loans

			Percent of
	Number of	Outstanding	Outstanding
	Mortgage	Principal	Principal
Geographic Distribution	Loans	Balance	Balance

Arizona	134	22,139,913.67	2.55
California	1,705	534,988,381.51	61.55
Colorado	95	17,482,789.12	2.01
Connecticut	10	1,861,077.97	0.21
Florida	275	52,005,278.40	5.98
Hawaii	19	8,473,872.11	0.97
Illinois	461	89,282,164.07	10.27
Indiana	12	1,288,663.31	0.15
Kansas	9	2,001,376.48	0.23
Louisiana	3	398,709.88	0.05
Michigan	36	4,142,604.95	0.48
Minnesota	107	20,234,552.04	2.33
Missouri	85	12,721,973.87	1.46
Nevada	84	20,594,095.75	2.37
New Mexico	2	274,267.13	0.03
Oklahoma	39	3,819,336.48	0.44
Oregon	24	5,346,068.39	0.62

			Percent of
	Number of	Outstanding	Outstanding
	Mortgage	Principal	Principal
Geographic Distribution	Loans	Balance	Balance

South Carolina	1	103,920.00	0.01
Tennessee	5	534,871.16	0.06
Texas	456	53,815,379.82	6.19
Utah	62	8,366,819.13	0.96
Washington	29	5,589,864.53	0.64
Wisconsin	24	3,715,630.26	0.43

Total:	3,677	869,181,610.03	100.00

Fixed Loans

			Percent of
	Number of	Outstanding	Outstanding
	Mortgage	Principal	Principal
Geographic Distribution	Loans	Balance	Balance

Arizona	44	2,250,478.52	1.79
California	699	69,707,938.51	55.34
Colorado	28	1,638,862.39	1.30
Connecticut	5	527,813.79	0.42
Florida	84	7,004,140.91	5.56
Hawaii	10	2,121,019.52	1.68
Illinois	168	9,103,886.32	7.23
Indiana	2	520,716.84	0.41
Kansas	4	224,387.74	0.18
Michigan	4	149,591.80	0.12
Minnesota	6	1,317,361.88	1.05
Missouri	19	811,130.97	0.64
Nevada	34	2,033,349.12	1.61
Oklahoma	13	1,020,162.21	0.81
Oregon	6	438,511.85	0.35
South Carolina	1	25,808.58	0.02
Tennessee	1	15,977.41	0.01
Texas	329	24,382,527.25	19.36
Utah	23	1,065,435.83	0.85
Washington	10	1,349,250.99	1.07
Wisconsin	3	261,782.07	0.21

Total:	1,493	125,970,134.50	100.00

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

All Loans indexed to 6 mo LIBOR

								Mortgage
								Rate
	Percent							Adjustment
	of	Interest	Gross	Maximum	Initial	Subsequent	Minimum	Frequency	Prepay			IO
FBRSI 2005-3 Replines	Deal	Rate	Margin	Mortgage Rate	Periodic Cap	Cap	Mortgage Rate	(in Months)	Term	FICO	LTV	Term

ARM 2/28 - Prepay Term: 0	10.03	7.340	5.563	13.340	1.000	1.000	7.340	6	0	629	81.58	0
ARM 2/28 - Prepay Term: 12	1.39	7.427	6.119	13.427	1.000	1.000	7.427	6	12	616	78.79	0
ARM 2/28 - Prepay Term: 24	26.65	7.114	6.117	13.115	1.000	1.000	7.114	6	24	615	79.76	0
ARM 2/28 - Prepay Term: 36	0.08	6.252	6.119	12.252	1.000	1.000	6.252	6	36	644	68.84	0
ARM 2/28 - 24 mo. IO — Prepay Term: 0	4.96	7.260	5.856	14.260	1.500	1.000	7.260	6	0	655	81.99	24
ARM 2/28 - 24 mo. IO — Prepay Term:
12	3.15	6.939	6.030	13.939	1.500	1.000	6.939	6	12	660	81.32	24
ARM 2/28 - 24 mo. IO — Prepay Term:
24	38.52	6.688	6.004	13.688	1.500	1.000	6.688	6	24	655	80.54	24
ARM 2/28 - 24 mo. IO — Prepay Term:
36	0.06	6.768	6.211	13.768	1.500	1.000	6.768	6	36	610	83.33	24
ARM 3/27 - Prepay Term: 0	0.29	7.338	5.677	13.338	1.000	1.000	7.401	6	0	642	84.69	0
ARM 3/27 - Prepay Term: 24	0.04	6.950	6.000	12.950	1.000	1.000	6.950	6	24	645	90.00	0
ARM 3/27 - Prepay Term: 36	0.54	6.808	6.028	12.808	1.000	1.000	6.808	6	36	623	78.42	0
ARM 3/27 - 36 mo. IO — Prepay Term: 0	0.19	7.314	5.840	14.314	1.500	1.000	7.314	6	0	636	82.10	36
ARM 3/27 - 36 mo. IO — Prepay Term:
12	0.10	6.291	6.199	13.291	1.500	1.000	6.291	6	12	685	69.63	36
ARM 3/27 - 36 mo. IO — Prepay Term:
24	0.07	6.532	6.000	13.532	1.500	1.000	6.532	6	24	658	80.00	36
ARM 3/27 - 36 mo. IO — Prepay Term:
36	1.28	6.440	5.996	13.440	1.500	1.000	6.440	6	36	664	78.27	36
Balloon 30/15 - Prepay Term: 0	1.38	10.429	0.000	0.000	0.000	0.000	0.000	0	0	673	99.82	0
Balloon 30/15 - Prepay Term: 12	0.34	9.893	0.000	0.000	0.000	0.000	0.000	0	12	684	100.00	0
Balloon 30/15 - Prepay Term: 24	4.86	9.999	0.000	0.000	0.000	0.000	0.000	0	24	676	99.80	0
Balloon 30/15 - Prepay Term: 36	0.13	9.838	0.000	0.000	0.000	0.000	0.000	0	36	674	99.86	0
Fixed 15 yr — Prepay Term: 0	0.06	8.420	0.000	0.000	0.000	0.000	0.000	0	0	636	80.50	0
Fixed 15 yr — Prepay Term: 24	0.07	9.524	0.000	0.000	0.000	0.000	0.000	0	24	659	95.65	0
Fixed 15 yr — Prepay Term: 36	0.23	7.229	0.000	0.000	0.000	0.000	0.000	0	36	659	71.06	0
Fixed 30 yr — Prepay Term: 0	0.63	7.512	0.000	0.000	0.000	0.000	0.000	0	0	614	77.02	0
Fixed 30 yr — Prepay Term: 12	0.06	6.400	0.000	0.000	0.000	0.000	0.000	0	12	661	80.00	0
Fixed 30 yr — Prepay Term: 24	0.44	7.331	0.000	0.000	0.000	0.000	0.000	0	24	619	75.40	0
Fixed 30 yr — Prepay Term: 36	3.75	7.060	0.000	0.000	0.000	0.000	0.000	0	36	635	77.68	0
Fixed 30 yr - 60 mo. IO — Prepay Term: 12	0.02	7.500	0.000	0.000	0.000	0.000	0.000	0	12	729	85.00	60
Fixed 30 yr - 60 mo. IO — Prepay Term: 24	0.08	6.144	0.000	0.000	0.000	0.000	0.000	0	24	718	74.32	60
Fixed 30 yr - 60 mo. IO — Prepay Term: 36	0.62	6.777	0.000	0.000	0.000	0.000	0.000	0	36	674	79.68	60

Total:	100.00	7.167	5.981	13.500	1.277	1.000	6.946	6	24	644	84.41	25

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.